UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

Grayscale Bitcoin Trust (BTC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41906	46-7019388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Trust (BTC) Shares	GBTC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus January 10, 2024 (File No. 333-275079), filed on January 11, 2024 with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended.

Item 1.01 Entry into a Material Definitive Agreement.

Authorized Participant Agreements

Grayscale Investments, LLC, as sponsor (the “Sponsor”) on behalf of the Grayscale Bitcoin Trust (BTC) (the “Trust”), and the Transfer Agent entered into Participant Agreements with Jane Street Capital, LLC, Virtu Americas LLC, Macquarie Capital (USA) Inc. and ABN AMRO Clearing USA LLC, pursuant to which such entities have agreed to act as Authorized Participants, in each case effective as of January 10, 2024. Each Participant Agreement is substantially in the form filed herewith as Exhibit 10.1.

The Trust issues common units of fractional undivided beneficial interest representing ownership in the Trust (“Shares”) to, and redeems Shares from, Authorized Participants on an ongoing basis, but only in one or more Baskets (with a “Basket” being a block of 10,000 Shares). The Participant Agreements set forth the procedures for the creation and redemption of Baskets by the Authorized Participants. Although the Trust creates Baskets only upon the receipt of Bitcoins, and redeems Baskets only by distributing Bitcoins, at this time an Authorized Participant can only submit “Cash Orders,” pursuant to which the Authorized Participant will deposit cash into, or accept cash from, the Cash Account in connection with the creation and redemption of Baskets. Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC, acting other than in its capacity as Sponsor (in such capacity, the “Liquidity Engager”), which will engage one or more eligible companies (each, a “Liquidity Provider”) that is not an agent of, or otherwise acting on behalf of, any Authorized Participant to obtain or receive Bitcoin in connection with such orders. The Sponsor may in its sole discretion limit the number of Shares created pursuant to Cash Orders on any specified day without notice to the Authorized Participants and may direct the Marketing Agent to reject any Cash Orders in excess of such capped amount. The redemption of Shares pursuant to Cash Orders will only take place if approved by the Sponsor in writing, in its sole discretion and on a case-by-case basis.

The Trust is currently able to accept Cash Orders. However, and in common with other spot Bitcoin exchange-traded products, the Trust is not at this time able to create and redeem shares via in-kind transactions with Authorized Participants, and there has yet to be definitive regulatory guidance on whether and how registered broker-dealers can hold and deal in Bitcoin in compliance with the federal securities laws. If NYSE Arca, Inc. (“NYSE Arca”) were to seek and obtain necessary regulatory approval from the Securities and Exchange Commission (the “SEC”) to amend its listing rules to allow “In-Kind Orders” (the “In-Kind Regulatory Approval”), in the future the Trust may also create and redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would deposit Bitcoin directly with the Trust or receive Bitcoin directly from the Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be created or redeemed through In-Kind Orders and will only be created or redeemed through Cash Orders. There can be no assurance as to when such regulatory clarity will emerge, or when NYSE Arca will seek or obtain such regulatory approval, if at all. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust” in Exhibit 99.1 hereto, which is incorporated by reference herein, for more information.

The foregoing description is a summary and is qualified in its entirety by the form of Participant Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Sponsor may engage additional Authorized Participants in the future.

Updates to the description of creations and redemptions of the Trust’s Shares:

The following is a summary of the material terms relating to the creation and redemption of the Trust’s Shares on an ongoing basis.

General

The Trust issues Shares to and redeems Shares from Authorized Participants on an ongoing basis, but only in one or more Baskets (with a “Basket” being a block of 10,000 Shares). The Trust will not issue fractions of a Basket. The Sponsor believes that the creation and redemption order size of 10,000 Shares will enable Authorized Participants to manage inventory and facilitate an effective arbitrage mechanism for the Trust. However, the Sponsor may in the future adjust the creation and redemption order size in order to improve the effectiveness of the activities of Authorized Participants in the secondary market for the Shares if the Sponsor determines it to be necessary or advisable. As of January 4, 2024, 8.945946 Bitcoins are required to create a Basket, or 10,000 Shares, or less than 0.01% of the number of Bitcoins traded each day on average. As such, the Sponsor does not expect that the size of the Baskets will have an impact on the arbitrage mechanism.

The creation and redemption of Baskets will be made only in exchange for the delivery to the Trust, or the distribution by the Trust, of the number of whole and fractional Bitcoins represented by each Basket being created or redeemed, which is determined by dividing (x) the number of Bitcoins owned by the Trust at 4:00 p.m., New York time, on the trade date of a creation or redemption order, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 10,000 (the “Basket Amount”). The U.S. dollar value of a Basket is calculated by multiplying the Basket Amount by the Index Price as of the trade date (the “Basket NAV”). The Basket NAV multiplied by the number of Baskets being created or redeemed is referred to as the “Total Basket NAV.” All questions as to the calculation of the Basket Amount will be conclusively determined by the Sponsor and will be final and binding on all persons interested in the Trust. One or more major market data vendors may provide an intra-day indicative value (“IIV”) per Share updated every 15 seconds, as calculated by NYSE Arca or a third party financial data provider during NYSE Arca’s Core Trading Session (9:30 a.m. to 4:00 p.m., New York time). Such IIV will be calculated using the same methodology as the NAV per Share of the Trust, specifically by using the prior day’s closing NAV per Share as a base and updating that value during the NYSE Arca Core Trading Session to reflect changes in the value of the Trust’s NAV during the trading day. The IIV on a per Share basis disseminated during the Core Trading Session should not be viewed as a real-time update of the NAV, which is calculated once a day. The number of Bitcoins represented by a Share will gradually decrease over time as the Trust’s Bitcoins are used to pay the Trust’s expenses. As of September 30, 2023 each Share represented approximately 0.0009 of one Bitcoin.

Authorized Participants are the only persons that may place orders to create and redeem Baskets. Each Authorized Participant must (i) be a registered broker-dealer and (ii) enter into a Participant Agreement with the Sponsor and the Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming Shares through In-Kind Orders (or a designee of such Authorized Participant (each, an “AP Designee”)) must also own a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant (or its AP Designee) and maintain an account with the Custodian.

An Authorized Participant may act for its own account or as agent for broker-dealers, custodians and other securities market participants that wish to create or redeem Baskets. Shareholders who are not Authorized Participants will only be able to create their Shares through an Authorized Participant.

The creation of Baskets requires the delivery to the Trust of the Total Basket Amount and the redemption of Baskets requires the distribution by the Trust of the Total Basket Amount. Although the Trust creates Baskets only upon the receipt of Bitcoins, and redeems Baskets only by distributing Bitcoins, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will deposit cash into, or accept cash from, the Cash Account in connection with the creation and redemption of Baskets.

Cash Orders will be facilitated by the Transfer Agent and the Liquidity Engager. On an order-by-order basis, the Liquidity Engager will engage one or more Liquidity Providers to obtain or receive Bitcoin in exchange for cash in connection with such order, as described in more detail below.

Each Authorized Participant that submits a Cash Order to create or redeem Baskets will pay a fee based on the Total Basket NAV (the “Variable Fee”). The Variable Fee is intended to cover all of a Liquidity Provider’s expenses in connection with the creation or redemption order, including any exchange fees that the Liquidity Provider incurs in connection with buying or selling Bitcoins. The amount may be changed by the Sponsor in its sole discretion at any time.

In the case of creations pursuant to Cash Orders, to transfer the Total Basket Amount to the Trust’s Vault Balance, the Liquidity Provider will transfer Bitcoin to one of the public key addresses associated with the Vault Balance and as provided by the Sponsor. In the case of redemptions pursuant to Cash Orders, the same procedure is conducted, but in reverse, using the public key addresses associated with the wallet of the Liquidity Provider, and as provided by such party. All such transactions will be conducted on the Blockchain and parties acknowledge and agree that such transfers may be irreversible if done incorrectly. See “Part I—Item 1A. Risk Factors—Risk Factors Related to the Trust and the Shares—Bitcoin transactions are irrevocable and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Shares” in the Annual Report.

Authorized Participants do not pay a transaction fee to the Trust in connection with the creation or redemption of Baskets, but there may be transaction fees associated with the validation of the transfer of Bitcoins by the Bitcoin Network, which will be paid by the Custodian in the case of redemptions and the Authorized Participant, its AP Designee or the Liquidity Provider in the case of creations. Service providers may charge Authorized Participants or AP Designees administrative fees for order placement and other services related to the creation or redemption of Baskets. As discussed above, Authorized Participants will also pay the Variable Fee in connection with Cash Orders. Authorized Participants will receive no fees, commissions or other form of compensation or inducement of any kind from either the Sponsor or the Trust and no such person has any obligation or responsibility to the Sponsor or the Trust to effect any sale or resale of Shares.

The Participant Agreements and the related procedures attached thereto may be amended by the Sponsor and the relevant Authorized Participant. Under the Participant Agreements, the Sponsor has agreed to indemnify each Authorized Participant against certain liabilities, including liabilities under the Securities Act.

The following description of the procedures for the creation and redemption of Baskets is only a summary and shareholders should refer to the relevant provisions of the Trust Agreement and the form of Participant Agreement for more detail.

Creation Procedures

On any business day, an Authorized Participant may place an order with the Transfer Agent to create one or more Baskets. Cash Orders for creation must be placed with the Transfer Agent no later than 1:59:59 p.m., New York time (the “Order Cutoff Time”).

The Sponsor may in its sole discretion limit the number of Shares created pursuant to Cash Orders on any specified day without notice to the Authorized Participants and may direct the Marketing Agent to reject any Cash Orders in excess of such capped amount. In exercising its discretion to limit the number of Shares created pursuant to Cash Orders, the Sponsor expects to take into consideration a number of factors, including (i) the availability of Liquidity Providers to facilitate Cash Orders and (ii) to the extent In-Kind Regulatory Approval has been obtained, the cost of processing Cash Orders relative to the cost of processing In-Kind Orders. If the Sponsor decides to limit Cash Orders and the Trust is otherwise unable to satisfy creation orders made in cash, the Trust’s ability to create new Shares could be negatively impacted or, if In-Kind Regulatory Approval has not been obtained as of such time, would be unavailable, which could impact the Shares’ liquidity and/or cause the Shares to trade at premiums to the NAV per Share, and otherwise have a negative impact on the value of the Shares. In addition, if the Sponsor decides to limit Cash Orders at a time when the Shares are trading at a premium to the NAV per Share, and In-Kind Regulatory Approval has not been obtained as of such time or the in-kind creation is otherwise unavailable for any reason, the arbitrage mechanism may fail to effectively function, which could impact the Shares’ liquidity and/or cause the Shares to trade at premiums to the NAV per Share, and otherwise have a negative impact on the value of the Shares. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust” in Exhibit 99.1 hereto, which is incorporated by reference herein, for more information.

Cash Orders

Creations under Cash Orders will take place as follows, where “T” is the trade date and each day in the sequence must be a business day. Any price differential of Bitcoins between the order date and the transfer date will be borne solely by the Liquidity Provider until such Bitcoins have been received by the Trust.

T	T+1, or T+2, as established at the time of order placement

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The Authorized Participant places a creation order with the Transfer Agent.
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 The Marketing Agent accepts (or rejects) the creation order, which is communicated to the Authorized Participant by the Transfer Agent.
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The Sponsor notifies the Liquidity Provider of the creation order.
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 The Sponsor determines the Total Basket NAV and any Variable Fee as soon as practicable after 4:00 p.m., New York time.

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The Authorized Participant delivers the Total Basket NAV and any Variable Fee to the Cash Account.
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The Liquidity Provider transfers the Total Basket Amount to the Trust’s Vault Balance.
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 The Trust issues the aggregate number of Shares corresponding to the Baskets ordered by the Authorized Participant, which the Transfer Agent holds for the benefit of the Authorized Participant.
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Cash equal to the U.S. dollar value of the Total Basket NAV, plus any Variable Fee, is delivered to the Liquidity Provider from the Cash Account.
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 The Transfer Agent delivers Shares to the Authorized Participant by crediting the number of Baskets created to the Authorized Participant’s DTC account.

Redemption Procedures

The procedures by which an Authorized Participant can redeem one or more Baskets mirror the procedures for the creation of Baskets. On any business day, an Authorized Participant may place a redemption order specifying the number of Baskets to be redeemed.

The redemption of Shares pursuant to Cash Orders will only take place if approved by the Sponsor in writing, in its sole discretion and on a case-by-case basis. In exercising its discretion to approve the redemption of Shares pursuant to Cash Orders, the Sponsor expects to take into consideration a number of factors, including (i) the availability of Liquidity Providers to facilitate Cash Orders and (ii) to the extent In-Kind Regulatory Approval has been obtained, the cost of processing Cash Orders relative to the cost of processing In-Kind Orders. If the Sponsor decides to limit Cash Orders and the Trust is unable to satisfy redemption orders made in cash, the Trust’s ability to redeem new Shares could be negatively impacted or, if In-Kind Regulatory Approval has not been obtained as of such time, would be unavailable, which could impact the Shares’ liquidity and/or cause the Shares to trade at discounts, and could have a negative impact on the value of the Shares. In addition, if the Sponsor decides to limit Cash Orders at a time when the Shares are trading at a discount to the NAV per Share, and In-Kind Regulatory Approval has not been obtained as of such time or the in-kind redemption of Shares is otherwise unavailable, the arbitrage mechanism may fail to effectively function, which could impact the Shares’ liquidity and/or cause the Shares to trade at discounts to the NAV per Share, and otherwise have a negative impact on the value of the Shares. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust” in Exhibit 99.1 hereto, which is incorporated by reference herein, for more information.

Cash Orders for redemption must be placed no later than 1:59:59 p.m., New York time on each business day. The Authorized Participants may only redeem Baskets and cannot redeem any Shares in an amount less than a Basket.

Cash Orders

Redemptions under Cash Orders will take place as follows, where “T” is the trade date and each day in the sequence must be a business day. Any price differential of Bitcoins between the order date and the transfer date will be borne solely by the Liquidity Provider until such Bitcoins have been received by the Trust.

T	T+1, or T+2, as established at the time of order placement

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 The Authorized Participant places a redemption order with the Transfer Agent.
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The Marketing Agent accepts (or rejects) the redemption order, which is communicated to the Authorized Participant by the Transfer Agent.
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The Sponsor notifies the Liquidity Provider of the redemption order.
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The Sponsor determines the Total Basket NAV and any Variable Fee as soon as practicable after 4:00 p.m., New York time.

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The Authorized Participant delivers Baskets to be redeemed from its DTC account to the Transfer Agent.
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The Liquidity Provider delivers the Total Basket NAV less any Variable Fee to the Cash Account.
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The Transfer Agent cancels the Shares comprising the number of Baskets redeemed by the Authorized Participant.
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The Custodian sends the Liquidity Provider the Total Basket Amount, and cash equal to the U.S. dollar value of the Total Basket NAV less any Variable Fee and any other charges and fees payable in connection with the redemption order is delivered to the Authorized Participant from the Cash Account.

Suspension or Rejection of Orders and Total Basket Amount

The creation or redemption of Shares may be suspended generally, or refused with respect to particular requested creations or redemptions, during any period when the transfer books of the Transfer Agent are closed or if circumstances outside the control of the Sponsor or its delegates make it for all practical purposes not feasible to process creation orders or redemption orders or for any other reason at any time or from time to time. The Marketing Agent may reject an order or, after accepting an order, may cancel such order, if: (i) such order is not presented in proper form as described in the Participant Agreement, (ii) to the extent In-Kind Regulatory Approval has been obtained, in the case of In-Kind Orders, the transfer of the Total Basket Amount comes from an account other than a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee or (iii) the fulfillment of the order, in the opinion of counsel, might be unlawful, among other reasons. None of the Sponsor or its delegates will be liable for the suspension, rejection or acceptance of any creation order or redemption order.

The Sponsor will notify investors of any suspension of creations or redemptions of Shares by filing a current report on Form 8-K. Suspension of the creation or redemption of Shares could negatively impact the Shares’ liquidity and/or cause the Shares to trade at premiums and discounts, and otherwise have a negative impact on the value of the Shares.

Tax Responsibility

Authorized Participants are responsible for any transfer tax, sales or use tax, stamp tax, recording tax, value-added tax or similar tax or governmental charge applicable to the creation and redemption of Baskets, regardless of whether such tax or charge is imposed directly on the Authorized Participant, and agree to indemnify the Sponsor and the Trust if the Sponsor or the Trust is required by law to pay any such tax, together with any applicable penalties, additions to tax or interest thereon.

Marketing Agent Agreement

The Sponsor, on behalf of the Trust, is party to a marketing agent agreement dated August 18, 2022 (the “Marketing Agent Agreement”) with Foreside Fund Services, LLC (the “Marketing Agent”). Under the Marketing Agent Agreement, the Marketing Agent will provide the following services to the Sponsor: (i) assist the Sponsor in facilitating Participation Agreements between and among Authorized Participants, the Sponsor, on behalf of the Trust, and the Transfer Agent; (ii) provide prospectuses to Authorized Participants; (iii) work with the Transfer Agent to review and approve orders placed by the Authorized Participants and transmitted to the Transfer Agent; (iv) review and file applicable marketing materials with FINRA and (v) maintain, reproduce and store applicable books and records related to the services provided under the Marketing Agent Agreement. The Sponsor will pay the Marketing Agent an annual fee, as well as certain out-of-pocket fees and expenses of the Marketing Agent incurred in connection with its assistance in the marketing of the Trust and its Shares.

The foregoing description is a summary and is qualified in its entirety by the Marketing Agent Agreement. A copy of the Marketing Agent Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Sponsor may engage additional or successor marketers in the future.

Item 1.02 Termination of a Material Definitive Agreement.

Authorized Participant Agreement

In connection with the entry into the Participant Agreements referred to in Item 1.01 hereto, as of January 10, 2024, the Sponsor amended, solely, with respect to the Trust, the Participant Agreement, dated as of October 3, 2022, between the Sponsor and Grayscale Securities, LLC, a wholly owned subsidiary of the Sponsor and an affiliate and related party of the Trust, to remove the Trust as an entity covered by the Agreement.

Distribution and Marketing Agreement

Also as of January 10, 2024, the Sponsor amended, solely with respect to the Trust, the Distribution and Marketing Agreement, dated as of October 3, 2022, among the Sponsor, the Trust and Grayscale Securities, LLC, a wholly owned subsidiary of the Sponsor and an affiliate and related party of the Trust, to remove the Trust as an entity covered by the Agreement. In its capacity as distributor and marketer, Grayscale Securities assisted the Sponsor in developing an ongoing marketing plan for the Trust, preparing marketing materials regarding the Shares, including the content on the Trust’s website, and executing the marketing plan for the Trust.

Item 8.01 Other Events.

Listing on NYSE Arca

On January 10, 2024, the SEC approved an application under Rule 19b-4 (the “19b-4 Application”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by NYSE Arca to list the Shares of the Trust. Shares of the Trust began trading on NYSE Arca on January 11, 2024.

Commencement of Redemption Program

Also on January 10, 2024, in connection with the approval of the 19b-4 Application, the Sponsor approved the commencement of a redemption program. The redemption procedures through which the Trust will redeem shares in exchange for distributions of Bitcoins are set forth in Item 1.01 hereto.

Updates to the description of the Trust’s Shares:

Creation and Redemption of Shares

The Trust creates and redeems Shares at such times and for such periods as determined by the Sponsor, but only in one or more whole Baskets. A Basket equals 10,000 Shares. As of September 30, 2023, each Share represented approximately 0.0009 of one Bitcoin. The creation of a Basket requires the delivery to the Trust of the number of Bitcoins represented by one Share immediately prior to such creation multiplied by 10,000. The redemption of a Basket requires distribution by the Trust of the number of Bitcoins represented by one Share immediately prior to such redemption multiplied by 10,000. The Trust may from time to time halt creations and redemptions for a variety of reasons, including in connection with forks, airdrops and other similar occurrences.

The Sponsor does not expect price differentials for Bitcoin across Digital Asset Trading Platforms or the closure of any single Digital Asset Trading Platform to adversely impact the ability of Authorized Participants to implement arbitrage mechanisms, as Bitcoin could be sourced through multiple Digital Asset Trading Platforms. The Sponsor acknowledges, however, that arbitrage mechanisms could be adversely impacted if trading of Bitcoin was delayed or otherwise halted across multiple Digital Asset Trading Platforms, whether due to forces outside the Trust’s control or otherwise.

Updates to the Trust’s disclosure relating to Incidental Rights and IR Virtual Currency:

On May 2, 2018 and July 29, 2019, the Sponsor delivered to the former custodian and the current Custodian, respectively, on behalf of the Trust, a notice (each, as supplemented from time to time, a “Pre-Creation Abandonment Notice,” and collectively (as so supplemented), the “Pre-Creation Abandonment Notices”) stating that the Trust is abandoning irrevocably for no direct or indirect consideration, effective immediately prior to each time at which the Trust creates Shares (any such time, a “Creation Time”), all Incidental Rights and IR Virtual Currency to which it would otherwise be entitled as of such time. On January 5, 2024, the Trust delivered a supplemental notice (as supplemented from time to time, the “Pre Redemption Abandonment Notice” and, together with the Pre-Creation Abandonment Notices, the “Pre-Creation/Redemption Abandonment Notices”) to the Prime Broker, the Custodian and Coinbase Credit, Inc. (“Coinbase Credit”) providing that the Trust also will abandon irrevocably for no direct or indirect consideration, effective immediately prior to each time at which the Trust redeems Shares (any such time, a “Redemption Time”), all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time. An abandonment made pursuant to a Pre-Creation/Redemption Abandonment Notice is referred to herein as a “Pre-Creation/Redemption Abandonment.” Pursuant to the Pre-Creation Abandonment Notices, a Pre-Creation/Redemption Abandonment would not apply to any Incidental Rights or IR Virtual Currency if (i) the Trust has taken, or is taking at such time, an “Affirmative Action” to acquire or abandon such Incidental Rights or IR Virtual Currency at any time prior to the relevant Creation Time or Redemption Time or (ii) such Incidental Rights or IR Virtual Currency has been subject to a previous Pre-Creation/Redemption Abandonment. An Affirmative Action refers to a written notification from the Sponsor to the Prime Broker, the Custodian or Coinbase Credit of the Trust’s intention (i) to acquire and/or retain an Incidental Right and/or IR Virtual Currency or (ii) to abandon, with effect prior to the relevant Creation Time or Redemption Time, an Incidental Right and/or IR Virtual Currency.

As a result of the Pre-Creation/Redemption Abandonment Notices, since May 2, 2018, the Trust has irrevocably abandoned, prior to the Creation Time of any Shares (and, since the Trust announced the reinstatement of its redemption program on January 10, 2024, prior to the Redemption Time of any Shares), any Incidental Right or IR Virtual Currency that it may have any right to receive at such time. The Trust has also abandoned Incidental Rights and IR Virtual Currency through Affirmative Actions. The Trust has no right to receive any Incidental Right or IR Virtual Currency abandoned pursuant to either the Pre-Creation/Redemption Abandonment Notices or Affirmative Actions. Furthermore, the Prime Broker, the Custodian and Coinbase Credit have no authority, pursuant to the Prime Broker Agreement or otherwise, to exercise, obtain or hold, as the case may be, any such abandoned Incidental Right or IR Virtual Currency on behalf of the Trust or to transfer any such abandoned Incidental Right or IR Virtual Currency to the Trust if the Trust terminates its custodial arrangement with the Prime Broker, the Custodian and Coinbase Credit. In addition, the Sponsor has committed to cause the Trust not to take any Affirmative Action to acquire any Incidental Rights or IR Virtual Currency, thereby irrevocably abandoning any Incidental Rights and IR Virtual Currency to which the Trust may become entitled in the future.

Because the Sponsor has now committed to causing the Trust to irrevocably abandon all Incidental Rights and IR Virtual Currency to which the Trust otherwise would become entitled in the future, and causing the Trust not to take any Affirmative Actions, the Trust will not receive any direct or indirect consideration for the Incidental Rights or IR Virtual Currency and thus the value of the Shares will not reflect the value of the Incidental Rights or IR Virtual Currency. In addition, in the event the Sponsor seeks to change the Trust’s policy with respect to Incidental Rights or IR Virtual Currency, an application would need to be filed with the SEC by NYSE Arca seeking approval to amend its listing rules to permit the Trust to distribute the Incidental Rights or IR Virtual Currency in-kind to an agent of the shareholders for resale by such agent. However, there can be no assurance as to whether or when the Sponsor would make such a decision, or when NYSE Arca will seek or obtain this approval, if at all. See “Risk Factors—Risks Related to the Trust and the

Shares—Shareholders will not receive the benefits of any forks or airdrops” in Exhibit 99.1 hereto, which is incorporated by reference herein, for more information.

The Sponsor has controls in place to monitor for material hard forks or airdrops. The Sponsor will notify investors of any material change to its policy with respect to Incidental Rights and IR Virtual Currency by filing a current report on Form 8-K.

For purposes of the foregoing:

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“Creation Time”—With respect to the creation of any Shares by the Trust, the time at which the Trust creates such Shares.
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“Pre-Creation/Redemption Abandonment”—The abandonment by the Trust, irrevocably for no direct or indirect consideration, all Incidental Rights and IR Virtual Currency to which the Trust would otherwise be entitled, effective immediately prior to a Creation Time or a Redemption Time (as the case may be) for the Trust.
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“Pre-Creation/Redemption Abandonment Notice”—A notice, as supplemented from time to time, delivered by the Sponsor to the former custodian and each of the Prime Broker, the Custodian and Coinbase Credit, on behalf of the Trust, stating that the Trust is abandoning irrevocably for no direct or indirect consideration, effective immediately prior to each Creation Time or Redemption Time (as the case may be), all Incidental Rights and IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which the Trust has not taken any Affirmative Action at or prior to such time.
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“Redemption Time”—With respect to the redemption of any Shares by the Trust, the time at which the Trust redeems such Shares.

Updates to the Trust’s disclosure relating to U.S. federal income tax consequences:

If, in the future, In-Kind Regulatory Approval is obtained and the Trust redeems all or portion of a U.S. Holder’s Shares in exchange for the underlying Bitcoins represented by the redeemed Shares, such redemption generally would not be a taxable event to the U.S. Holder. The U.S. Holder’s tax basis in the Bitcoins received in the redemption generally would be the same as the U.S. Holder’s tax basis for the portion of its pro rata share of the Bitcoins held in the Trust immediately prior to the redemption that was attributable to the Shares redeemed and the U.S. Holder’s tax basis in its remaining pro rata portion, if any, of the Bitcoins held in the Trust after the redemption would be equal to the tax basis of its pro rata share of the total amount of the Bitcoins held in the Trust immediately prior to the redemption, less the U.S. Holder’s tax basis in the Bitcoins received in the redemption. The U.S. Holder’s holding period with respect to the Bitcoins received would generally include the period during which the U.S. Holder held the Shares so redeemed. A subsequent sale of the Bitcoins received in such redemption would generally be a taxable event.

After any sale or other disposition of fewer than all of a U.S. Holder’s Shares, the U.S. Holder’s tax basis in its pro rata share of the Bitcoins held in the Trust immediately after the disposition will equal the tax basis in its pro rata share of the total amount of the Bitcoins held in the Trust immediately prior to the disposition, less the portion of that tax basis that is taken into account in determining the amount of gain or loss recognized by the U.S. Holder on the disposition (or, in the case of a redemption pursuant to an In-Kind Order, if In-Kind Regulatory Approval is obtained, that is treated as the basis of the Bitcoins received by the U.S. Holder in the redemption).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Participant Agreement (incorporated by reference to Exhibit 4.5 of Amendment No. 3 to the Registration Statement on Form S-3 (File No. 275079) filed by with the SEC on January 2, 2024).
10.2†

Marketing Agent Agreement, dated August 18, 2022, between the Sponsor and the Marketing Agent (incorporated by reference to Exhibit 99.5 of Amendment No. 3 to the Registration Statement on Form S-3 (File No. 275079) filed by with the SEC on January 2, 2024).

99.1	Risk Factors.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

† Portions of this exhibit (indicated by asterisks) have been omitted as the Registrant has determined that (i) the omitted information is not material and (ii) the omitted information is of the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Bitcoin Trust (BTC)*

Date:	January 12, 2024	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer

* As the Registrant is a trust, this report is being filed on behalf of the Registrant by Grayscale Investments, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Grayscale Investments, LLC.